Exhibit 10.7

                   SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of
June 30, 1997 (this "Amendment"), amends the Credit Agreement, dated as of December 11, 1996 (as heretofore amended, the "Credit Agreement"), between Cornerstone Propane, L.P., a Delaware limited partnership (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and Bank of America National Trust and Savings Association ("BofA", as agent (the "Agent" for the Lenders). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Lenders and Borrower have entered into the Credit Agreement, which provides for the Lenders to extend certain credit to the Company from time to time;

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Subject to the provisions of Section 3 below, effective as of the date hereof, the Credit Agreement shall be amended in accordance with this Section 1.

     SECTION 1.1 Section 8.2.2(h). Section 8.2.2(h) of the Credit Agreement is hereby amended to state in its entirety as follows:

     "(h) additional Indebtedness of the Borrower and its Restricted Subsidiaries in excess of Indebtedness permitted by clause (a) - (g) above, if (a) the pro forma Consolidated Cash Flow Coverage of Debt Service (including the Indebtedness to be incurred and the repayment of any debt being refinanced and repaid) is greater than 2.50 (as at the end of the last Fiscal Quarter but giving effect to such additional Indebtedness as set forth in the definition of "Consolidated Cash Flow Coverage of Debt Service"), (b) the pro forma Consolidated Cash Flow Coverage of Maximum Debt Service (including the Indebtedness to be incurred and the repayment of any debt being refinanced and repaid) is greater than 1.25 (as at the end of the last Fiscal Quarter but giving effect to such additional Indebtedness as set forth in the definition of "Consolidated Cash Flow Coverage of Maximum Debt Service"), and (c) the total funded Indebtedness (including the Indebtedness to be incurred) to pro forma Consolidated Cash Flow (as at the end of the last Fiscal Quarter but giving effect to such additional Indebtedness as set forth in the definition below) is less than 5.0:1.00 through June 30, 1998, 4.75:1.00 if thereafter through June 30, 1999, 4.50:1.00 if thereafter through June 30, 2000 and 4.25:1.00 thereafter. Such additional Indebtedness under this clause (h) may be secured equally and ratably with the Obligations."

     SECTION 1.2 Section 8.2.4. Section 8.2.4 of the Credit Agreement is hereby amended to state in its entirety as follows:

     "SECTION 8.2.4   Financial Condition.  The Borrower shall not
     permit

               (a) the Total Funded Indebtedness (less the amount of cash in hand with the Borrower and its Restricted Subsidiaries in excess of $1,000,000 but not in excess of $10,000,000) to Consolidated Cash Flow Ratio as at the end of any Fiscal Quarter to be greater than 5.0:1.0 at any time on or before June 30, 1998, 4.75:1 at any time thereafter on or before June 30, 1999, 4.50:1 at any time thereafter on or before June 30, 2000 and 4.25:1 at any time thereafter, provided the Borrower may take into consideration actual cash on hand in the amount of no less than $1,000,000 nor more than $10,000,000 for purposes of calculations pursuant to this paragraph.

               (b)  the ratio of Consolidated Cash Flow to
          consolidated Interest Expense as at the end of any Fiscal Quarter to be less than 2.00:1 at any time prior to December 31, 1997, 2.25:1 any time thereafter on or before December 31, 1998 and 2.50:1 at any time thereafter.

     Notwithstanding any provision in the definition of "Consolidated Cash Flow", for the purpose of clause (a) and (b) of this
     Section 8.2.4 only, Consolidated Cash Flow shall be calculated, for any period ending on or after June 30, 1997, on a rolling eight quarter basis divided by two or on a rolling four quarter basis, whichever is greater, provided, however; that (i) for the eight quarter calculation ending June 30, 1997, instead of including the quarters ending December 31, 1995 and September 30, 1995, the quarters ending September 30, 1996 and December 31, 1996 should be included a second time and (ii) for the eight quarter calculation ending September 30, 1997, instead of including the quarter ending December 31, 1995, the quarter ending December 31, 1996 shall be included a second time."

     SECTION 2 CONDITION PRECEDENT. This Amendment shall become effective when this Amendment shall have been duly executed and delivered by the Company and the Required Lenders and the Company shall have paid an amendment fee of 1/8 of 1% of the Commitment of each Lender executing and delivering this Amendment on or before June 30, 1997.

     SECTION 3  MISCELLANEOUS.

     SECTION 3.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 3.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 3.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 3.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 3.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 3.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     SECTION 3.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
A.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              CORNERSTONE PROPANE, L.P.


                              By:  CORNERSTONE PROPANE GP, INC.,
                              as managing general partner


                              By:  /s/ R. J. Goedde
                                   ------------------------------
                                Name:   R. J. Goedde
                                     ----------------------------
                                Title:  Exec. Vice Pres/CFO
                                     ----------------------------




                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By:  /s/ Patrick A. Dunbar
                                   ------------------------------
                                Name:   Patrick A. Dunbar
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------




                              BANK OF AMERICA ILLINOIS, as a
                              Lender and Issuer


                              By:  /s/ Patrick A. Dunbar
                                   ------------------------------
                                Name:   Patrick A. Dunbar
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------




                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Lorraine E. Mitchell
                                   ------------------------------
                                Name:   Lorraine E. Mitchell
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH


                              By:  /s/ Norah McCann
                                   ------------------------------
                                Name:   Norah McCann
                                     ----------------------------
                                Title:  Senior Vice President
                                     ----------------------------


                              By:  /s/ Karen A. Brinkman
                                   ------------------------------
                                Name:   Karen A. Brinkman
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------




                              UNION BANK OF CALIFORNIA, N.A.


                              By:  /s/ Walter M. Roth
                                   ------------------------------
                                Name:   Walter M. Roth
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              THE BANK OF NOVA SCOTIA


                              By:  /s/ John Church
                                   ------------------------------
                                Name:   John Church
                                     ----------------------------
                                Title:  Senior Relationship Manager
                                     ----------------------------





                              THE SUMITOMO BANK, LIMITED

                              By:  /s/ Carole A. Daley
                                   ------------------------------
                                Name:   Carole A. Daley
                                     ----------------------------
                                Title:  Vice President and Manager
                                     ----------------------------

                              By:  /s/ J. William Bloore
                                   ------------------------------
                                Name:   J. William Bloore
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              CAISSE NATIONALE DE CREDIT AGRICOLE

                              By:  /s/ Dean Balice
                                   ------------------------------
                                Name:   Dean Balice
                                     ----------------------------
                                Title:  Senior Vice President
                                     ----------------------------
                                        Branch Manager





                              CORESTATES BANK, N.A.

                              By:  /s/ Anthony D. Braxton
                                   ------------------------------
                                Name:   Anthony D. Braxton
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------